UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2017

REGIONAL BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	33-131110-NY	11-2831380
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard, Cleveland, Ohio	44124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 825-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2017, stockholders of Regional Brands Inc. (the “Company”) approved and adopted the Company’s Amended and Restated 2016 Equity Incentive Plan (the “Amended and Restated Equity Incentive Plan”). The amendment modifies the Company’s previously disclosed 2016 Equity Incentive Plan to, among other things, (1) provide the Board of Directors with the authority to grant awards in the form of restricted stock and restricted stock units, (2) set the maximum number of shares available for issuance under the Amended and Restated Equity Incentive Plan at 130,000 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), and (3) adopt certain other technical amendments.

The foregoing description of the Amended and Restated Equity Incentive Plan is qualified in its entirety by reference to the full text of the Amended and Restated Equity Incentive Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 15, 2017, stockholders of the Company holding a majority of the issued and outstanding shares of the Common Stock, by written consent in lieu of a meeting, approved the Amended and Restated Equity Incentive Plan. The Amended and Restated Equity Incentive Plan was approved by holders who collectively own approximately 51.67% of the issued and outstanding shares of Common Stock.

Also on June 15, 2017, stockholders of the Company holding a majority of the issued and outstanding shares of the Common Stock, by written consent in lieu of a meeting, re-elected the Company’s previously reported Board of Directors, comprised of Carl Grassi, Fred DiSanto, Brian Hopkins and Jeff Anderson, in its entirety. The re-election of directors was approved by holders who collectively own approximately 51.67% of the issued and outstanding shares of Common Stock.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Regional Brands Inc. Amended and Restated 2016 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONAL BRANDS INC.

Date: June 21, 2017
	By:	/s/ Fred DiSanto
	Name:	Fred DiSanto
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Regional Brands Inc. Amended and Restated 2016 Equity Incentive Plan.